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CUSIP No. 45173E


                                                                       Exhibit I



                                    AGREEMENT

       Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the shares of Common Stock of Ikanos Communications, Inc.

       EXECUTED as a sealed instrument this 14th day of February, 2006.



                                         GREYLOCK X LIMITED PARTNERSHIP

                                         By: Greylock X GP Limited Partnership
                                             General Partner



                                              By: /s/ William W. Helman
                                                  ------------------------------
                                                  William W. Helman
                                                  Managing Partner


                                         GREYLOCK X-A LIMITED PARTNERSHIP

                                         By: Greylock X GP Limited Partnership
                                             General Partner

                                         By: /s/ William W. Helman
                                             -----------------------------------
                                             William W. Helman
                                             Managing Partner


                                         GREYLOCK X GP LIMITED PARTNERSHIP

                                         By: /s/ William W. Helman
                                             -----------------------------------
                                             William W. Helman, Managing Partner



                                         /s/ William W. Helman
                                         ---------------------------------------
                                         William W. Helman





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